UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2006
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-5318	25-0900168
(Commission File Number)	(IRS Employer Identification No.)
World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 99.1 Press Release dated June 8, 2006

Item 2.01 Completion of Acquisition or Disposition of Assets
On June 8, 2006, Kennametal Inc. (Company) issued a press release announcing the completion of its previously announced divestiture of its J&L Industrial Supply (J&L) business unit to MSC Industrial Direct Co., Inc. (MSC). The transaction was consummated pursuant to the terms of the Stock Purchase Agreement dated March 15, 2006 (Stock Purchase Agreement), pursuant to which MSC Acquisition Corp. VI (a wholly owned subsidiary of MSC) paid $349.5 million in cash, subject to post closing adjustment, for all of the outstanding stock of J&L America, Inc. (a wholly owned subsidiary of the Company).
No material relationship existed other than in respect of the transaction between the Company and MSC or any of their respective affiliates, directors, officers or associates of any directors or officers. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement attached as Exhibit 2.1 to the Company’s Form 8-K filed on March 16, 2006 and incorporated by reference into this Item 2.01.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Statements
The following unaudited pro forma condensed consolidated financial statements give effect to the divestiture of J&L and are not necessarily indicative of future results.
The unaudited pro forma condensed consolidated balance sheet assumes divestiture of J&L on March 31, 2006. Such pro forma information is based upon the historical balance sheet data of the Company and J&L as of that date.
The unaudited pro forma condensed consolidated statements of income give effect to the divestiture of J&L for the year ended June 30, 2005 and for the nine months ended March 31, 2006 as if the divestiture occurred on July 1, 2004. These unaudited pro forma financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Report on Form 10-Q for the three and nine months ended March 31, 2006 as filed with the Securities and Exchange Commission.

KENNAMETAL INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2006

(in thousands)	Kennametal Inc.	J&L (a)	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$41,908	$—	$222,477	(b)	$264,385
Accounts receivables, net	271,580	—	25,423	(c)	297,003
Inventories	366,845	—	—		366,845
Current assets held for sale	88,185	(86,682)	—		1,503
Deferred income taxes	72,807	—	—		72,807
Other current assets	28,813	—	—		28,813

Total current assets	870,138				1,031,356

Property, plant and equipment, net	508,299				508,299

Other assets:
Investments in affiliated companies	16,564	—	—		16,564
Goodwill	504,872	—	—		504,872
Intangible assets, net	119,857	—	—		119,857
Deferred income taxes	46,399	—	—		46,399
Long-term assets held for sale	50,243	(50,243)	—		—
Other	40,246	—	—		40,246

Total other assets	778,181				727,938

Total assets	$2,156,618				$2,267,593

LIABILITIES
Current liabilities:
Current maturities of long-term debt and capital leases	$1,595	$—	$—		$1,595
Notes payable to bank	2,793	—	—		2,793
Accounts payable	111,826	—	—		111,826
Accrued income taxes	35,495	—	—		35,495
Accrued expenses	78,476	—	(1,691	)(d)	76,785
Current liabilities of operations held for sale	27,474	(27,474)	—		—
Other current liabilities	129,186	—	—		129,186

Total current liabilities	386,845				357,680
Long-term debt and capital leases, less current maturities	361,518	—	—		361,518
Deferred income taxes	52,927	—	—		52,927
Accrued pension and postretirement benefits	186,371	—	—		186,371
Other liabilities	35,793	—	—		35,793

Total liabilities	1,023,454				994,289

Minority interest in consolidated subsidiaries	18,054	—	—		18,054

SHAREOWNERS’ EQUITY
Preferred stock	—	—	—		—
Capital stock	49,905	—	—		49,905
Additional paid-in capital	612,155	—	—		612,155
Retained earnings	513,782	—	140,140	(e)	653,922
Treasury shares	(20,131)	—	—		(20,131)
Accumulated other comprehensive loss	(40,601)	—	—		(40,601)

Total shareowners’ equity	1,115,110				1,255,250

Total liabilities and shareowners’ equity	$2,156,618				$2,267,593

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

KENNAMETAL INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
For the year ended June 30, 2005

(in thousands)	Kennametal Inc. (f)	J&L (g)	Adjustments		Pro Forma
Operations
Sales	$2,304,167	$(255,840)	$39,639	(h)	$2,087,966
Cost of goods sold	1,513,634	(179,934)	25,578	(h)	1,359,278

Gross profit	790,533	(75,906)	14,061		728,688

Operating expense	574,495	(49,060)	(1,595	)(i)	523,840
Goodwill impairment charge	4,707	—	—		4,707
Amortization of intangibles	3,460	—	—		3,460

Operating income	207,871	(26,846)	15,656		196,681

Interest expense	27,277	—	—		27,277
Other income, net	(3,683)	(1,406)	(626	)(j)	(5,715)

Income before provision for income taxes and minority interest	184,277	(25,440)	16,282		175,119
Provision for income taxes	61,394	(8,355)	6,187	(k)	59,226
Minority interest	3,592	—	—		3,592

Net income	$119,291	$(17,085)	$10,095		$112,301

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.
KENNAMETAL INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
For the nine months ended March 31, 2006

(in thousands)	Kennametal Inc. (l)	J&L (g)	Adjustments		Pro Forma
Operations
Sales	$1,785,590	$(204,725)	$31,729	(h)	$1,612,594
Cost of goods sold	1,168,681	(143,501)	20,970	(h)	1,046,150

Gross profit	616,909	(61,224)	10,759		566,444

Operating expense	441,442	(38,746)	(348	)(i)	402,348
Goodwill impairment charge	5,030	—	—		5,030
Loss on assets held for sale	692	—	—		692
Amortization of intangibles	4,198	—	—		4,198

Operating income	165,547	(22,478)	11,107		154,176

Interest expense	23,541	—	—		23,541
Other income, net	(1,855)	(294)	(758	) (j)	(2,907)

Income before provision for income taxes and minority interest	143,861	(22,184)	11,865		133,542
Provision for income taxes	49,733	(7,116)	4,509	(k)	47,126
Minority interest	2,041	—	—		2,041

Net income	$92,087	$(15,068)	$7,356		$84,375

The accompany notes are an integral part of these pro forma condensed consolidated financial statements.

KENNAMETAL INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(in thousands)
BALANCE SHEET
(a)	Represents assets and liabilities of J&L as of March 31, 2006, held for sale pursuant to the Stock Purchase Agreement.

(b)	Represents cash proceeds of $349.5 million and estimated post closing adjustments of $8.0 million less (i) estimated non-recurring transaction-related costs assumed to be paid as of March 31, 2006, including (a) $98.0 million income taxes, (b) $5.8 million employee-related payments, (c) $3.5 million advisor and professional fees and (c) $2.3 million other costs, and (ii) $25.4 million actual repayment related to J&L’s portion of the Company’s accounts receivable securitization program assumed to be paid as of March 31, 2006.

(c)	Represents J&L’s portion of the Company’s accounts receivable securitization program assumed to be repaid as of March 31, 2006 (see note b).

(d)	Represents the reversal of accrued employee-related costs assumed to have been paid as of March 31, 2006 (see note b).

(e)	Represents non-recurring gain (net of $98.0 million income taxes) less transaction-related costs (see notes b and d).
STATEMENTS OF INCOME
(f)	Derived from the Company’s audited Consolidated Statement of Income for the year ended June 30, 2005.

(g)	Represents operating results of J&L for the period presented.

(h)	Represents results of recurring sales to J&L and associated cost of sales previously eliminated in the consolidation of the Company for the period presented.

(i)	Represents J&L employee-related charges incurred by the Company during the period presented not previously allocated to J&L.

(j)	Represents fees related to J&L’s portion of the Company’s accounts receivable securitization program incurred by the Company during the period presented.

(k)	Provision for income taxes calculated utilizing the Company’s statutory tax rate of 38.0%.

(l)	Derived from the Company’s unaudited Condensed Consolidated Statement of Income for the nine months ended March 31, 2006.

(d) Exhibits

Exhibit 99.1	Press Release dated June 8, 2006
-end-

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: June 14, 2006	By:	/s/ Frank P. Simpkins

Frank P. Simpkins
Vice President of Finance and Corporate Controller